UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2009

PULTE HOMES, INC.

(Exact name of registrant as specified in its Charter)

Michigan	1-9804	38-2766606
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Bloomfield Hills Parkway, Suite 300, Bloomfield Hills, Michigan	48304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 647-2750

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 5, 2009, Pulte Homes, Inc. issued a press release announcing its financial results for its first quarter ended March 31, 2009. A copy of this earnings press release is furnished with this Current Report on Form 8-K and is incorporated in Item 2.02 by reference.

Item 8.01 OTHER EVENTS

On May 5, 2009, Pulte Homes, Inc. issued a press release announcing its financial results for its first quarter ended March 31, 2009. The press release also included additional information related to the pending merger of a subsidiary of Pulte Homes, Inc. with Centex Corporation. A copy of the press release is furnished with this Current Report on Form 8-K and is incorporated in Item 8.01 by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1        First quarter 2009 earnings press release dated May 5, 2009.

The information in Item 2.02 and Item 8.01 of this Current Report on Form 8-K, including the earnings press release incorporated in such Item 2.02 and Item 8.01, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULTE HOMES, INC.

Date: May 6, 2009	By:	/s/ Steven M. Cook
	Name:	Steven M. Cook
	Title:	Senior Vice President,
General Counsel
and Secretary

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